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                          JACOBS & COMPANY MUTUAL FUND
                              Ticker Symbol: JACOX
                               CUSIP: 007 989 775
                  Shareholder Services toll free (877) 560-6823


                                  Annual Report
                                January 31, 2002

                          JACOBS & COMPANY MUTUAL FUND


April 2002

Dear Shareholder:

During the past 7-1/2+ months since the inception of the Jacobs & Company Mutual Fund, there have been significant life-altering events that have changed the way we live and the way our children look at life. The World Trade Center attacks have altered our way of life and have engaged the United States and the majority of nations in a common goal to eradicate terrorist activity from the world. The bankruptcies of Enron and Global Crossing and financial collapses of other public corporations have opened our eyes and the public is now demanding a review of the accounting and reporting procedures of public corporations and the practices of rating agencies, accounting firms and the SEC.

Despite the upheavals, the performance of the Jacobs & Company Mutual Fund during this initial period has been very good compared to major market indices. The Fund has experienced a 2.74% total return from inception through January 31, 2002 as compared with a 10.54% decline in the S&P 100 and an 8.14% decline in the Dow Jones Industrial Average for comparable periods. The Fund's balanced approach to income and capital growth, with attention to preservation of capital, has truly been tested. The covered call writing strategies utilized on our stock holdings have had a stabilizing influence on Fund performance. Our investment strategies should provide shareholders with continuing benefits as the U.S. economy recovers.

As always, if you have any questions about your investment in the Jacobs & Company Mutual Fund, please call us. Thank you again for allowing us to help you achieve your investment objectives.

Sincerely,

/s/ John M. Jacobs


John M. Jacobs


Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Returns include reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns for past periods. None of the companies referenced above were held by the Fund and are not recommendations to buy or sell any security.

The S&P 100 and Dow Jones Industrial Average indices are unmanaged indices commonly used to measure performance of U.S. Stocks. You cannot invest directly in an index.

As of June 30, 2002, the average annual total return of the Fund since inception was 1.39%. For this same period, the S&P 100 and the Dow Jones Industrial Average declined by -22.16% and -13.14%, respectively.

The Wall Street Journal ranked the Jacobs & Company Mutual Fund 10th out of 494 balanced funds based on one year performance for the period ending June 28, 2002.

The Wall Street Journal ("WSJ") ranking is based on Lipper data. However, the WSJ only considers the largest class of a fund in their "pool" of funds for any particular category, whereas Lipper counts every class of a fund as a separate ranking entity. As a result, the Lipper ranking for the fund was 11th out of 495 Balanced funds as of the same period.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

                          Jacobs & Company Mutual Fund
                                       vs.
                           Lipper Balanced Fund Index


date                 Jacobs & Company Mutual Fund    Lipper Balanced Fund Index
6/11/2001                     $10,000.00                     $10,000.00
6/30/2001                     $10,020.00                      $9,847.00
7/31/2001                     $10,250.46                      $9,840.11
8/31/2001                     $10,060.83                      $9,559.66
9/30/2001                      $9,810.31                      $9,099.84
10/31/2001                     $9,850.53                      $9,251.81
11/30/2001                    $10,160.83                      $9,620.03
12/31/2001                    $10,284.79                      $9,689.30
1/31/2002                     $10,274.00                      $9,604.03


For the period June 11, 2001 (commencement of operations) to January 31, 2002 the total return of the Jacobs & Company Mutual Fund was 2.74%. This compares with a total return for the Lipper Balanced Fund Index of -3.96%.

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Returns include reinvestment of dividends and capital gains and fee waivers in effect. In the absence of fee waivers, returns would be reduced. Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions or redemptions of fund shares.

The Lipper Balanced Fund Index is an unmanaged, net asset value - weighted index of the 30 largest balanced mutual funds.

The valuation calculation for the Lipper Balanced Fund Index is for the period 6/1/01-1/31/02.

You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS at January 31, 2002

     Shares      COMMON STOCKS: 51.5%                             Market Value
                 Automobiles:  0.5%
         3,000   Ford Motor Co...................................$      45,900
                                                                    ----------

                 Air Transport:  1.6%
         2,900   FedEx Corp.* #..................................      155,295
                                                                    ----------

                 Banking-Money Center:  4.8%
        12,800   Bank One Corp. #................................      480,000
                                                                    ----------

                 Banking-Regional:  0.4%
         1,000   BB&T Corp.......................................       35,240
                                                                    ----------

                 Chemical (Basic):  1.5%
         3,300   E. I. du Pont de Nemours and Co. #..............      145,761
                                                                    ----------

                 Computer Systems (Diversified):  6.5%
         6,000   International Business Machines Corp. #.........      647,340
                                                                    ----------

                 Conglomerate:  3.4%
         5,000   United Technologies Corp. #.....................      343,650
                                                                    ----------

                 Food (Miscellaneous):  1.0%
         4,000   ConAgra Foods, Inc. #...........................       99,200
                                                                    ----------

                 Manufacturing:  3.5%
         3,100   Minnesota Mining and Manufacturing Co. #........      343,480
                                                                    ----------

                 Petroleum (Integrated):  7.3%
         1,300   Exxon Mobil Corp................................       50,765
         2,000   Phillips Petroleum Co. #........................      116,940
        20,000   Marathon Oil Corp. #............................      561,000
                                                                    ----------
                                                                       728,705
                                                                    ----------

                 Pharmaceuticals:  2.6%
         8,000   Schering-Plough Corp............................      259,040
                                                                    ----------

                 Railroads:  1.3%
         2,000   Union Pacific Corp. #...........................      124,100
                                                                    ----------
     Shares                                                       Market Value
                 Semiconductor:  3.1%
         8,900   Intel Corp. #...................................$     311,856
                                                                    ----------

                 Telecommunications Services:  13.0%
        30,500   AT&T Corp.......................................      539,850
         9,931   AT&T Wireless Services, Inc.* #.................      114,207
        11,900   BellSouth Corp. #...............................      476,000
         3,500   Verizon Communications, Inc.....................      162,225
                                                                    ----------
                                                                     1,292,282
                                                                    ----------

                 Utilities:  1.0%
         4,045   The Southern Co. #..............................       99,709
                                                                    ----------

                 TOTAL COMMON STOCKS
                   (Cost $4,993,509).............................    5,111,558
                                                                    ----------

                 PREFERRED STOCKS:  5.2%
                 Financial Services
        17,000   City Holding Capital Trust II*..................      408,000
         2,000   Ford Motor Co. Capital Trust II,
                   6.50%, 1/15/32 Series.........................      107,100
                                                                    ----------

                 TOTAL PREFERRED STOCKS
                   (Cost $414,095)...............................      515,100
                                                                    ----------

    Principal                                                        Market
     Amount      U.S. GOVERNMENT AGENCY:  34.2%                       Value
                 Government National Mortgage Association+
   $   450,743     6.00%, 2/15/09-4/15/26........................      422,278
     1,001,682     6.50%, 9/15/02-1/15/29........................      929,203
       778,599     7.00%, 9/15/02-5/15/26........................      724,600
         4,258     7.25%, 7/15/05-1/15/06........................        4,002
       446,073     7.50%, 5/15/03-6/15/26........................      423,181
         2,615     7.75%, 4/15/04-5/15/04........................        2,450
       258,785     8.00%, 1/15/04-7/15/25........................      248,902
         2,667     8.25%, 8/15/04-5/15/06........................        2,532
        27,487     8.50%, 9/15/04-1/15/25........................       26,595
        15,117     9.00%, 10/15/04-11/15/16......................       14,743
        17,579     9.50%, 4/15/03-5/15/20........................       17,428
        68,837     10.00%, 9/15/06-5/20/20.......................       69,275
         2,261     10.25%, 2/15/16...............................        2,284
        50,726     10.50%, 1/15/03-11/15/20......................       51,808
        16,884     10.75%, 3/15/10-7/15/19.......................       17,186
           563     10.90%, 1/15/10...............................          573
       285,127     11.00%, 11/15/09-11/15/20.....................      291,993
         1,658     11.15%, 7/15/19...............................        1,676
           848     11.50%, 4/15/13-9/15/15.......................          879

                 Government National Mortgage Association II+
        14,851     6.50%, 12/20/27...............................       13,467
        28,915     7.50%, 6/20/17-12/20/23.......................       27,436
         2,398     8.75%, 5/20/17................................        2,353
         8,193     9.50%, 6/20/20-12/20/20.......................        8,160
         4,383     10.00%, 5/20/20...............................        4,385
           865     10.25%, 8/20/16...............................          874
         8,554     10.50%, 1/20/16-5/20/20.......................        8,725
           267     10.75%, 3/20/16...............................          273
        75,374     11.00% 8/20/13-8/20/19........................       77,582
           439     11.25%, 8/20/13...............................          449

     Shares
        14,728   Government Securities Income Fund Unit,
                   Series 1C-GNMA................................          723
                                                                    ----------

                 TOTAL U.S. GOVERNMENT AGENCY
                   (Cost $3,421,694).............................    3,396,015
                                                                    ----------

    Principal
     Amount      U.S. GOVERNMENT OBLIGATION BONDS: 0.7%
        66,129   U.S. Government Treasury Inflation Index,
                   3.625%, 4/15/28...............................       67,038
                                                                    ----------

                 TOTAL U.S. GOVERNMENT OBLIGATION
                   BONDS (Cost $68,044)..........................       67,038
                                                                    ----------

                 CORPORATE BONDS:  0.8%
                 Shipping
   $   100,000   Sea Containers Ltd., 12.50%, 12/1/2004..........$      87,000
                                                                    ----------

                 TOTAL CORPORATE BONDS
                   (Cost $67,950)................................       87,000
                                                                    ----------

     Shares      SHORT-TERM INVESTMENTS:  4.0%                    Market Value

       400,294   Federated Cash Trust Series II Treasury
                   (Cost $400,294)...............................      400,294
                                                                    ----------

                 Total Investments in Securities
                   (Cost $9,365,586):  96.4%.....................    9,577,005
                 Call Options Written: (2.3%)....................     (230,880)
                 Other Assets in excess of Liabilities:  5.9%....      585,131
                                                                    ----------
                 Net Assets: 100.0%.............................. $  9,931,256
                                                                    ==========

* Non-income producing security.
+ Security value is estimated in good faith under procedures adopted by the
  Board of Trustees.
# Security is subject to written call option.

See Notes to Financial Statements.

SCHEDULE OF CALL OPTIONS WRITTEN at January 31, 2002
 Contracts Underlying Security/Expiration Date/Exercise Price       Market Value
           AT&T Wireless Services, Inc.
     64      Expiration April 2002, Exercise Price $17.50.........$       (960)
           Bank One Corp.
     50      Expiration February 2002, Exercise Price $32.50......     (26,000)
     50      Expiration February 2002, Exercise Price $35.00......     (14,500)
     28      Expiration May 2002, Exercise Price $37.50...........      (5,460)
           BellSouth Corp.
    119      Expiration July 2002, Exercise Price $40.00..........     (30,940)
           ConAgra Foods, Inc.
     40      Expiration March 2002, Exercise Price $25.00.........      (3,200)
           E. I. du Pont de Nemours and Co.
     33      Expiration April 2002, Exercise Price $45.00.........      (5,445)
           FedEx Corp.
     29      Expiration April 2002, Exercise Price $45.00.........     (26,970)
           International Business Machines Corp.
     15      Expiration April 2002, Exercise Price $120.00........      (2,250)
      9      Expiration April 2002, Exercise Price $130.00........     (13,770)
           Intel Corp.
     59      Expiration April 2002, Exercise Price $30.00.........     (35,400)
     25      Expiration April 2002, Exercise Price $35.00.........      (6,375)
      5      Expiration April 2002, Exercise Price $37.50.........        (750)
           Marathon Oil Corp.
     16      Expiration April 2002, Exercise Price $32.50.........        (320)
           Minnesota Mining & Manufacturing Co.
      5      Expiration April 2002, Exercise Price $115.00........      (2,250)
     20      Expiration July 2002, Exercise Price $115.00.........     (12,600)
      6      Expiration July 2002, Exercise Price $120.00.........      (2,940)
           Phillips Petroleum Co.
      7      Expiration February 2002, Exercise Price $60.00......        (490)
     10      Expiration May 2002, Exercise Price $60.00...........      (2,300)
           The Southern Co.
     31      Expiration February 2002, Exercise Price $25.00......        (775)
      9      Expiration May 2002, Exercise Price $25.00...........        (585)
           Union Pacific Corp.
     20      Expiration May 2002, Exercise Price $55.00...........     (16,600)
           United Technologies Corp.
     50      Expiration May 2002, Exercise Price $70.00...........     (20,000)
                                                                     ---------
           Total Call Options Written
             (proceeds $143,094)..................................   $(230,880)
                                                                     =========

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES at January 31, 2002
ASSETS
    Investments in securities, at value
      (identified cost $9,365,586)...............................  $  9,577,005
    Cash.........................................................        30,203
    Receivables
       Dividends and interest....................................        36,874
       Due from Advisor..........................................        61,714
       Receivable for Fund shares................................       274,589
       Investments sold..........................................       322,215
    Prepaid expenses.............................................         4,143
                                                                     ----------
       Total assets..............................................    10,306,743
                                                                     ----------

LIABILITIES
    Call options written, at value (proceeds $143,094)...........       230,880
    Payables
       Administration fees.......................................         3,058
       Investment securities purchased...........................        82,188
    Accrued expenses.............................................        59,361
                                                                     ----------
       Total liabilities.........................................       375,487
                                                                     ----------

NET ASSETS.......................................................  $  9,931,256
                                                                     ==========

Net asset value, offering and redemption price per share
  [$9,931,256 / 975,110 shares outstanding;
  unlimited number of shares (par value $0.01) authorized].......        $10.18
                                                                         ======

COMPONENTS OF NET ASSETS
    Paid-in capital..............................................  $  9,683,592
    Accumulated undistributed net investment income..............        14,384
    Accumulated undistributed net realized gain
      on investments.............................................       109,647
    Net unrealized appreciation (depreciation) of:
       Investments...............................................       211,419
       Options written...........................................       (87,786)
                                                                     ----------
NET ASSETS.......................................................  $  9,931,256
                                                                     ==========

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Period June 11, 2001* through January 31, 2002

INVESTMENT INCOME
    Income
       Dividends.................................................   $    51,508
       Interest..................................................        88,400
                                                                      ---------
          Total income...........................................       139,908
                                                                      ---------

    Expenses
       Organization fees.........................................        35,000
       Administration fees (Note 3)..............................        23,178
       Fund accounting fees......................................        52,011
       Professional fees.........................................        24,949
       Transfer agent fees.......................................        11,871
       Advisory fees (Note 3)....................................        38,934
       Custody fees..............................................        21,930
       Shareholder reporting.....................................         6,092
       Registration fees.........................................         3,556
       Trustee fees..............................................         5,032
       Other  ...................................................         1,488
       Distribution (Note 4).....................................         9,731
                                                                      ---------
          Total expenses.........................................       233,772
          Less: advisory fee waiver and absorption (Note 3)......      (155,375)
                                                                      ---------
          Net expenses...........................................        78,397
                                                                      ---------
              Net investment income..............................        61,511
                                                                      ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from security transactions.................       153,753
    Net change in unrealized appreciation on investments.........       123,633
                                                                      ---------
       Net realized and unrealized gain on investments...........       277,386
                                                                      ---------
          Net Increase in Net Assets
            Resulting from Operations............................    $  338,897
                                                                      =========

*  Commencement of operations.
See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS

                                                                 June 11, 2001*
                                                                     through
                                                                January 31, 2002
INCREASE IN NET ASSETS FROM:
OPERATIONS
    Net investment income........................................$       61,511
    Net realized gain on security transactions...................       153,753
    Net change in unrealized appreciation
      on investments.............................................       123,633
                                                                     ----------
       Net increase in net assets resulting
         from operations.........................................       338,897
                                                                     ----------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income...................................       (66,565)
    From net realized gain.......................................       (24,668)
                                                                     ----------
       Total dividends and distributions to shareholders.........       (91,233)
                                                                     ----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
    Net increase in net assets derived
      from net change in outstanding shares (a)..................     9,683,592
                                                                     ----------
       Total increase in net assets..............................     9,931,256

NET ASSETS
Beginning of period..............................................             0
                                                                     ----------
End of period .......................................              $  9,931,256
                                                                     ==========

(a) A summary of share transactions is as follows:
                                                         June 11, 2001*
                                                             through
                                                        January 31, 2002
                                                   ---------------------------
                                                    Shares       Paid in Capital
                                                   ---------------------------
Shares sold......................................  1,002,896         $9,964,113
Shares issued for reinvestment
  of dividends and distributions.................      8,999             91,160
Shares redeemed..................................    (36,785)          (371,681)
                                                    --------          ---------
Net increase.....................................    975,110         $9,683,592
                                                    ========          =========

*  Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - For a share outstanding throughout the period


                                                                 June 11, 2001*
                                                                     through
                                                                January 31, 2002

Net asset value, beginning of period............................     $10.00
                                                                     ------

Income from investment operations:
    Net investment income.......................................       0.06
    Net realized and unrealized gain on investments.............       0.21
                                                                     ------
Total from investment operations................................       0.27
                                                                     ------

Less Distributions:
    From net investment income..................................      (0.07)
    From net realized gain on investments.......................      (0.02)
                                                                     ------
Total distributions.............................................      (0.09)
                                                                     ------

Net asset value, end of period..................................     $10.18
                                                                     ======

Total return....................................................       2.74%+

Ratios/supplemental data:
Net assets, end of period (thousands)...........................     $9,931

Ratio of expenses to average net assets:
    Before expense reimbursement................................       5.96%**
    After expense reimbursement.................................       2.00%**

Ratio of net investment income to average net assets
    After expense reimbursement.................................       1.57%**

Portfolio turnover rate.........................................        49.7%

*  Commencement of operations.
+  Not Annualized.
** Annualized.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS at January 31, 2002


NOTE 1 - ORGANIZATION

     The Jacobs & Company Mutual Fund (the "Fund") is a series of shares of beneficial interest of the Advisors Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on June 11, 2001. The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital. The Fund seeks to achieve its objective by investing in equity securities of large-capitalization domestic companies that the Advisor believes to be of high-quality, based on its analysis of factors such as potential earnings growth, strength of management, product development and dividend history, and fixed-income securities. Covered call options are written on equity securities to enhance total return and provide additional protection during corrections or consolidations in the equity markets. In selecting fixed-income securities, the Advisor seeks safety of principal, monthly cash flows and above-average yield, with a sensitivity to risk.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     The Fund has invested in non-institutional lots of GNMA securities. Prices of GNMA securities are quoted by pricing services based on the institutional market, however sales of these securities in the odd-lot market cannot be effected at institutional prices. As a result, the Fund has estimated the fair value of $3,080,382 (31% of net assets) of GNMA securities using procedures adopted by the Board of Trustees. However, because of the inherent uncertainty of these valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

     B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective security. Paydown gains and losses on mortgage backed securities are recorded as adjustments to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

     D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

     E. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

     When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Jacobs & Company (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the period June 11, 2001 (commencement of operations) to January 31, 2002, the Fund incurred $38,934 in advisory fees, all of which were waived by the Advisor.

     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for an indefinite period, so that its ratio of expenses to average net assets will not exceed 2.00%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period June 11, 2001 (commencement of operations) to January 31, 2002, the Advisor absorbed expenses of $124,518, expiring in 2007. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees' review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

      Less than $24 million             $36,000
      $24 to less than $100 million 0.15% of average daily net assets $100 to less than $150 million 0.10% of average daily net assets
      More than $150 million            0.05% of average daily net assets

     For the period June 11, 2001 (commencement of operations) to January 31, 2002, the Fund incurred $23,178 in administration fees. The Administrator and its affiliates reimbursed fund expenses of $30,857 for the period ended January 31, 2002.

     U.S. Bancorp Fund Services, L.L.C. provides fund accounting and transfer agency services for the Fund. Quasar Distributors, L.L.C. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Trust are officers and/or directors of the Administrator and the distributor.


NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the period from June 11, 2001 (commencement of operations) through January 31, 2002, the Fund paid the Distribution Coordinator $9,731.


NOTE 5 - OPTION CONTRACTS WRITTEN

     The number of option contracts written and the premiums received by the Jacobs & Company Mutual Fund during the period ended January 31, 2002, were as follows:

                               Number of Contracts          Premiums Received
                               -------------------         ------------------
Options outstanding,
  beginning of period                     0                $           0
Options written                       1,720                      270,103
Options exercised                      (216)                     (19,307)
Options expired                        (668)                     (67,365)
Options closed                         (136)                     (40,337)
                                      -----                     --------
Options outstanding,
  end of period                         700                     $143,094
                                      =====                     ========


NOTE 6 - PURCHASES AND SALES OF SECURITIES

     During the period June 11, 2001 (commencement of operations) to January 31, 2002, the aggregate purchases and sales of securities (excluding short-term investments) were:

                                       Purchases                Sales
                                       ---------                -----
      Long Transactions               $11,522,675            $2,583,393


NOTE 7 - INCOME TAXES AND DISTRIBUTIONS

     Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

     At January 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

      Appreciation                                             $224,726
      Depreciation                                             (114,470)
                                                               --------
      Net unrealized appreciation on investments               $110,256
                                                               ========

     At January 31, 2002, the cost of investments for federal income tax purposes was $9,235,869.

      Undistributed ordinary income was $137,408.

      The tax composition of dividends was as follows:

           Ordinary income                    $91,233

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Jacobs & Company Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jacobs & Company Mutual Fund series of Advisors Series Trust ("the "Fund") at January 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the period from June 11, 2001 (commencement of operations) through January 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
July 11, 2002

ADDITIONAL INFORMATION


Information about Trustees and Officers (Unaudited)
------------------------------------------------

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling 1-877-560-6823

                              Independent Trustees
                              ---------------------

                              Term of     Principal     # of Funds Other
                   Position   Office and  Occupation    in complex Directorships
Name, Age          Held with  Length of   During Past   overseen   Held by
and Address        the Trust  Time Served Five Years    by Trustee Trustee
------------       ---------  ----------- -----------   ---------- -----------
Walter E. Auch     Trustee    Indefinite  Management     Fifteen   Salomon
(Born 1921)                   Term        Consultant               Smith Barney
2020 E. Financial Way                                              Funds, Bayan
Glendora, CA  91741           Since 1997                           Strategic
                                                                   Realty Trust,
                                                                   Legend
                                                                   Properties,
                                                                   Pimco
                                                                   Advisors
                                                                   LLP, and
                                                                   Senele Group

James Clayburn     Trustee    Indefinite  Dean Emeritus, Fifteen   Trust for
LaForce                       Term        John E. Anderson         Investment
(Born 1927)                               Graduate School          Managers
2020 E. Financial Way         Since       of Management,
Glendora, CA  91741           March       University of
                              2002        California,
                                          Los Angeles


Donald O'Connor    Trustee    Indefinite  Financial      Fifteen   The Forward
(Born 1936)                   Term        Consultant;              Funds
2020 E. Financial Way                     formerly
Glendora, CA  91741           Since 1997  Executive Vice
                                          President and
                                          Chief Operating
                                          officer of ICI
                                          Mutual Insurance
                                          Company (until
                                          January, 1997);
                                          Vice President,
                                          Operations,
                                          Investment
                                          Company
                                          Institute (until
                                          July, 1993).

                              Term of     Principal     # of Funds Other
                   Position   Office and  Occupation    in complex Directorships
Name, Age          Held with  Length of   During Past   overseen   Held by
and Address        the Trust  Time Served Five Years    by Trustee Trustee
------------       ---------  ----------- -----------   ----------  ------------

George J. Rebhan   Trustee    Indefinite  Retired;       Fifteen   Trust for
(Born 1934)                   Term        formerly                 Investment
2020 E. Financial Way                     President,               Managers,
Glendora, CA  91741           Since March Hotchkis                 E*Trade
                              2002        and Wiley Funds          Funds
                                          (mutual funds)
                                          from 1985
                                          to 1993.

George T.          Trustee    Indefinite  Senior Vice   Fifteen    Not
Wofford III                   Term        President,               Applicable
(Born 1939)                               Information
2020 E. Financial Way         Since 1997  Services, Federal
Glendora, CA  91741                       Home Loan Bank
                                          of San Francisco


                        Interested Trustees and Officers
                         -------------------------------

                                                        # of Funds  Other
                               Term of     Principal    in complex Directorships
                     Position  Office and  Occupation   overseen   Held by
Name, Age            Held with Length of   During Past  by Trustee Trustee
and Address          the Trust Time Served Five Years   or Officer or Officer
------------         --------- ----------- -----------  ---------- ------------
Eric M. Banhazl      Trustee,  Indefinite  Senior Vice   Fifteen   Not
(Born 1957)          President Term        President, U.S.         Applicable
2020 E. Financial    &                     Bancorp Fund
Way                  Treasurer Since 1997  Services, LLC,
Glendora, CA 91741                         the Fund's
                                           administrator
                                           (since July,
                                           2001); Treasurer,
                                           Investec Funds;
                                           formerly,
                                           Executive Vice
                                           President,
                                           Investment
                                           Company
                                           Administration,
                                           LLC ("ICA")
                                           (The Fund's former
                                           Administrator).


Chad E. Fickett      Secretary Indefinite  Compliance    Fifteen   Not
(Born 1973)                    Term        Administrator           Applicable
615 E. Michigan St.                        U.S. Bancorp
Milwaukee, WI 53202            Since 2002  Fund Services,
                                           LLC since
                                           July, 2002.


                                     Advisor
                                Jacobs & Company
                          300 Summers Street, Suite 970
                              Charleston, WV 25301


                                   Distributor
                            Quasar Distributors, LLC
                         615 E. Michigan St., 2nd Floor
                               Milwaukee, WI 53202


                                    Custodian
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 Transfer Agent
                         U.S. Bancorp Fund Services, LLC
                         615 E. Michigan St., 2nd Floor
                               Milwaukee, WI 53202


                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                          San Francisco, CA 94105-3441




This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.